                                                                   EXHIBIT 10.19

                                 AMENDMENT NO. 2

     THIS AMENDMENT NO. 2 dated as of July 5, 2002 (this "AMENDMENT") to the Credit Agreement referenced below is by and among Medical Staffing Network, Inc., a Delaware corporation (the "BORROWER"), Medical Staffing Holdings, LLC, a Delaware limited liability company (the "PARENT"), the Subsidiaries of the Borrower identified as "Guarantors" on the signature pages hereto (together with the Parent, the "GUARANTORS"), the Lenders identified on the signature pages hereto and Bank of America, N.A., as Administrative Agent.

                               W I T N E S S E T H

     WHEREAS, a $120 million credit facility has been extended to the Borrower pursuant to the terms of that Credit Agreement (as amended, modified and supplemented from time to time, the "CREDIT AGREEMENT") dated as of October 26, 2001 among the Borrower, the Guarantors, the Lenders, LaSalle Bank, National Association, as syndication agent, and General Electric Capital Corporation, Barclays Bank, PLC, and Antares Capital Corporation, as co-documentation agents, and Bank of America, N.A., as Administrative Agent;

     WHEREAS, the Borrower has repaid a substantial portion of the outstanding Tranche A Term Loan and Tranche B Term Loan outstanding under the Credit Agreement;

     WHEREAS, the Borrower has requested that certain existing Lenders provide a new $25,000,000 term loan to the Borrower under the Credit Agreement, the proceeds of which will be used to repay the outstanding principal amount of the Tranche A Term Loan and the Tranche B Term Loan and to provide for working capital and other general corporate purposes (including Permitted Acquisitions);

     WHEREAS, the Borrower has requested certain modifications to the Credit Agreement in connection with the new term loan advance thereunder; and

     WHEREAS, the Required Lenders have agreed to the requested modifications on the terms and conditions set forth herein.

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. CAPITALIZED TERMS. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

     2.   AMENDMENTS.

          (a) The Credit Agreement is amended in its entirety to read as set forth in EXHIBIT A attached hereto.

          (b) SCHEDULE 1.1(A) to the Credit Agreement is amended in its entirety to read as set forth in SCHEDULE 1.1(A) attached hereto.

     3. COVENANTS. The Credit Parties covenant and agree to furnish the following documents to the Administrative Agent by no later than July 22, 2002:

          (a) certified copies of resolutions of the board of directors of each of the Credit Parties approving this Amendment and authorizing the execution and delivery hereof; and

          (b) an opinion of counsel to the Credit Parties with respect to this Amendment in form and substance reasonably satisfactory to the Administrative Agent.

     4. CONDITIONS PRECEDENT. This Amendment shall become effective immediately upon receipt by the Administrative Agent of each of the following, in form and substance satisfactory to the Administrative Agent:

          (a) counterparts of this Amendment duly executed by the Credit Parties and the Required Lenders;

          (b) new Tranche A Term Notes in favor of each of the Lenders providing a portion of the new Tranche A Term Loan duly executed by the Borrower;

          (c) payment by the Borrower of all amounts outstanding under the Tranche A Term Loan and the Tranche B Term Loan existing under the Credit Agreement prior to (or with the proceeds of the new Tranche A Term Loan advance on the date hereof) this Amendment; and

          (d) payment by the Credit Parties of all fees and expenses owing in connection herewith (including, without limitation, payment of the upfront fee to each Lender).

     5. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. The Borrower and the Guarantors affirm that the representations and warranties set forth in the Credit Agreement and the other Credit Documents (as hereby amended) are true and correct as of the date hereof (except those that expressly relate to an earlier period).

     6. REAFFIRMATION OF GUARANTY. Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Credit Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor's obligations under the Credit Agreement or the other Credit Documents.

     7.   REAFFIRMATION OF SECURITY INTERESTS. The Borrower and the Guarantors
(i) affirm that each of the Liens granted in or pursuant to the Credit Documents are valid and subsisting and (ii) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Credit Documents.

     8. NO OTHER CHANGES. Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents (including schedules and exhibits thereto) shall remain in full force and effect.

     9. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by telecopy by any party hereto shall be effective as such party's original executed counterpart and shall constitute a representation that such party's original executed counterpart will be delivered.

     10. COSTS AND EXPENSES. The Borrower agrees to pay all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including fees and expenses of Moore & Van Allen, PLLC, counsel to the Administrative Agent.

     11. NO NOVATION. The execution and delivery of this Amendment shall not constitute a novation of any indebtedness or other obligations owing to the Lenders under the Credit Agreement based on any facts or events occurring or existing prior to the execution and delivery of this Amendment. On the date hereof, the credit facilities described in the Credit Agreement shall be amended and supplemented as described in this Amendment, and all loans and other obligations of the Borrower and Guarantors outstanding as of the date hereof under the Credit Agreement shall be deemed to be loans and obligations outstanding under the Credit Agreement as amended, without further action by any Person.

     12. GOVERNING LAW. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:            MEDICAL STAFFING NETWORK, INC.,
                     a Delaware corporation

                     By: /s/ Jeffrey P. Jacobsen
                        -------------------------------------------------
                     Name:  Jeffrey P. Jacobsen
                     Title: Executive Vice President

GUARANTORS:          MEDICAL STAFFING HOLDINGS, LLC,
                     a Delaware limited liability company

                     By: Medical Staffing Network Holdings, Inc. (formerly known as MSN Holdings, Inc.), a Delaware corporation, its sole member

                     By:  /s/ Robert J. Adamson
                        -----------------------------------------
                     Name:  Robert J. Adamson
                     Title: Chief Executive Officer

AGENT:               BANK OF AMERICA, N.A.,
                     in its capacity as Administrative Agent

                     By:  /s/ James W. Ford
                        -------------------------------------------------
                     Name:  James W. Ford
                     Title: Managing Director

                           [Signature Pages Continue]

LENDERS:             BANK OF AMERICA, N.A., in its capacity as a Lender

                     By:  /s/ James W. Ford
                        -------------------------------------------
                     Name:  James W. Ford
                     Title: Managing Director

                     LASALLE BANK, NATIONAL ASSOCIATION

                     By:  /s/ Dana Friedman
                        -------------------------------------------
                     Name: Dana Friedman
                     Title: Vice President

                     GE CAPITAL CORPORATION

                     By:  /s/ Jay Sepanski
                        -------------------------------------------
                     Name:  Jay Sepanski
                     Title: Duly Authorized Signatory

                     ANTARES CAPITAL CORPORATION

                     By:  /s/ David M. Brackett
                        -------------------------------------------
                     Name:  David M. Brackett
                     Title: Managing Director

                     JP MORGAN CHASE BANK, as trustee of the
                     ANTARES FUNDING TRUST created under the
                     Trust Agreement dated as of November 30, 1999

                     By:  /s/ Leslie Hundley
                        --------------------------------------------------
                     Name:  Leslie Hundley
                     Title:

                     BARCLAYS BANK, PLC

                     By:
                        -------------------------------------------
                     Name:
                     Title:

                     JPMORGAN CHASE BANK

                     By:  /s/ Robert Bottamedi
                        -------------------------------------------
                     Name:  Robert Bottamedi
                     Title: Vice President

                     UBS, AG STAMFORD BRANCH

                     By:
                        -------------------------------------------
                     Name:
                     Title: